UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-03310

Name of Fund: Retirement Reserves Money Fund of Retirement Series Trust

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Retirement Reserves Money Fund of Retirement Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2014

Date of reporting period: 10/31/2013

Item 1 – Report to Stockholders

OCTOBER 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

Retirement Reserves Money Fund  |  of Retirement Series Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013

Dear Shareholder

Financial markets were volatile as 2012 drew to a close, with investors growing increasingly concerned over the possible implementation of pre-mandated tax increases and spending cuts known as the “fiscal cliff.” However, a last-minute tax deal averted the potential crisis and allowed markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as America showed greater stability compared to most other regions. Slow, but positive, growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep its asset purchase program intact and interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies, many of which were mired in recession. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, the Fed Chairman commented on the possibility of beginning to gradually reduce — or “taper” — the central bank’s asset purchase program before the end of 2013. Investors around the world retreated from higher risk assets in response. Markets rebounded in late June when the tone of the US central bank turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through July.

Markets slumped again in August as investors became wary of looming macro risks. Mixed economic data stirred worries about global growth and uncertainty about when and how much the Fed would scale back on stimulus. Also weighing on investors’ minds was the escalation of the revolution in Egypt and the civil war in Syria, both of which fueled higher oil prices, an additional headwind for global economic growth.

September was surprisingly positive for investors, thanks to the easing of several key risks. Most important, the Fed defied market expectations with its decision to delay tapering. Additionally, the more hawkish candidate to become the next Fed Chairman, Larry Summers, withdrew from the race. On the geopolitical front, turmoil in Egypt and Syria subsided. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. High levels of volatility returned in late September when the Treasury Department warned that the US national debt would breach its statutory maximum soon after Oct. 17. Political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed with a last-minute compromise to reopen the government and extend the debt ceiling until early 2014.

Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the highest returns for the 6- and 12-month periods ended Oct. 31, with particular strength coming from US small-cap stocks. Emerging markets posted smaller, albeit positive returns after struggling with slowing growth and weakening currencies in the first half of 2013. Rising interest rates resulted in poor performance for US Treasury bonds and other higher-quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, moved higher as income-oriented investors sought meaningful returns in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	11.14%	27.18%
US small cap equities (Russell 2000® Index)	16.90	36.28
International equities (MSCI Europe, Australasia, Far East Index)	8.53	26.88
Emerging market equities (MSCI Emerging Markets Index)	1.18	6.53
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.09
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(6.07)	(4.64)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.97)	(1.08)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.63)	(1.69)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.50	8.86
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the Six-Month Period Ended October 31, 2013

The Federal Open Market Committee (“FOMC”) maintained its target range for the federal funds rate at 0.00% to 0.25% throughout the six-month period ended October 31, 2013. In late May, the FOMC made statements suggesting a possible reduction in its asset purchases (a process known as “tapering”) from the current pace of $85 billion per month by the end of the year. Expectations of less accommodative monetary policy mounted over the summer as many market participants interpreted the FOMC statement to mean that tapering could begin as early as September. However, the FOMC surprised investors when its September 18 meeting concluded with the announcement that the asset purchase program would not be reduced at that time. This decision was predicated on recent tightening in financial conditions caused by a rise in long-term interest rates coupled with drags associated with fiscal policy uncertainty, leading the FOMC to question the sustainability of growth without continued monetary accommodation.

At its October 29-30 meeting, the FOMC continued to maintain its monetary policy, noting that fiscal policy uncertainty continued to restrain growth and that the recovery in the housing sector had slowed. The FOMC further reaffirmed its commitment to closely monitor economic developments and to adjust the pace of purchases as it deems necessary to maintain the appropriate level of monetary policy accommodation in an effort to support a stronger economic recovery and help ensure that inflation trends to a rate consistent with the FOMC’s dual mandate.

Economic activity has expanded at a moderate pace, with US gross domestic product growing at an annualized rate of 2.5% and 2.8% in the second and third quarters of 2013, respectively. The US unemployment rate declined by 0.3% (from 7.5% to 7.2%) over the six months ended October 31, 2013; however the underlying labor market components remained weak. In particular, the employment-to-population ratio and the labor force participation rate fell to levels not witnessed since the late 1970s.

In Europe, sub-par growth and a weak inflation environment compelled policymakers to maintain accommodative monetary policy throughout the period. Efforts from the European Central Bank (“ECB”) to resuscitate the eurozone economy with record-low interest rates met only limited success in lifting growth measures. At the same time, inflation measures drifted lower, falling to 0.7% in October, less than half the ECB’s target rate. At a recent press conference, ECB president Mario Draghi commented that the bank is willing to employ “all available instruments” to keep interest rates from rising and hurting the nascent recovery. He further hinted the bank would consider increasing liquidity with a third round of loans under the Long-Term Refinancing Operation program. In September, the currency bloc received a crucial vote of confidence with the decisive re-election of Chancellor Angela Merkel in Germany as this was seen as an endorsement by German voters of her strong support of the euro.

In US money markets, yields fell over the six-month period in response to the continuation of the FOMC’s monetary accommodation. London Interbank Offered Rates (“LIBOR”) notched lower over the six months due in large part to central bank liquidity measures coupled with decreasing supply in the money market space, with three-month LIBOR decreasing 0.03% to close at 0.24% as of October 31, 2013. Late in the third quarter, the US Federal Reserve introduced a series of daily overnight fixed-rate reverse repurchase agreements (“repos”) with a maximum bid set at $500 million per approved counterparty. As the repo market was beginning to display signs of stress for lack of collateral near the end of the quarter, the Fed increased the maximum bid to $1 billion. This new facility provided $58 billion in repo transactions on September 30.

In late September, the US Treasury warned that the national debt would breach its statutory maximum soon after October 17. As political brinksmanship ensued in the first half of October, investors aggressively sold Treasury bill issues maturing in late October to mid-November, pushing yields on those issues as high as 0.60% in thin markets characterized by wide bid/offer spreads. A last-minute agreement was reached to extend the debt ceiling into the first quarter of 2014 and yields on short-term Treasury bills quickly returned to pre-crisis levels. The yield on the 3-month Treasury bill moved lower to close October at 0.04%, essentially unchanged from the beginning of the period.

In the short-term tax-exempt market, yields declined through the summer months due to strong cash inflows resulting from the reinvestment of bond coupon payments and maturities. This is a typical seasonal pattern for yields during this time as increased demand for variable rate demand notes (“VRDNs”) faces a decreased-supply environment. The benchmark Securities Industry and Financial Markets Association Index, which represents the average rate on seven-day, high-quality VRDN securities (as calculated by Municipal Market Data), generally declined over the six-month period after having reached a year-to-date high of 0.23% on April 17. The index hit an all-time historical low of 0.05% on July 3 and ended the period at 0.08% as of October 31, 2013.

As the FOMC’s easy monetary policy has kept rates on taxable overnight repos low by historical measures, demand for VRDN securities from taxable money funds continued to be strong in 2013. This put additional supply pressures on an already shrinking VRDN market and allowed the dealer community to maintain yields on VRDNs that continued to attract crossover buyers from the taxable market.

As state and local municipalities continue to limit spending and reduce debt, new-issue supply of one-year, fixed-rate notes remained diminished in 2013. Municipalities began their annual issuance of one-year notes in June. Generally speaking, municipal money market funds take advantage of “note season” to extend their weighted average maturity, pick up yield, and diversify beyond bank exposure. The municipal yield curve continued to be extremely flat with one-year municipal notes yielding 0.18% as of October 31, 2013, representing only a nominal premium for the extension risk over VRDNs.

For the six-month period ended October 31, 2013, tax-exempt money fund industry assets increased by 1.3% to $263 billion.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013

Fund Information as of October 31, 2013

Investment Objective

Retirement Reserves Money Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

Current Seven-Day Yields
	7-Day SEC Yields	7-Day Yields
Class I	0.00%	0.00%
Class II	0.00%	0.00%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

Portfolio Composition
Percent of Net Assets
Certificates of Deposit	43%
Commercial Paper	27
Municipal Bonds	10
US Treasury Obligations	9
Repurchase Agreements	8
US Government Sponsored Agency Obligations	3
Time Deposits	1
Liabilities in Excess of Other Assets	(1)

Total	100%

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on May 1, 2013 and held through October 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[1]	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,000.00	$1.16	$1,000.00	$1,024.05	$1.17	0.23%
Class II	$1,000.00	$1,000.00	$1.16	$1,000.00	$1,024.05	$1.17	0.23%

[1]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013	5

Schedule of Investments October 31, 2013 (Unaudited)	(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Euro — 2.8%
HSBC Bank PLC, London, 0.30%, 1/15/14	$17,000	$17,000,000
National Australia Bank Ltd., London:
0.25%, 3/07/14	15,000	15,000,000
0.24%, 10/23/14 (a)	16,000	16,000,000

		48,000,000
Yankee (b) — 39.6%
Bank of Montreal, Chicago (a):
0.34%, 1/10/14	10,000	10,000,000
0.24%, 9/05/14	20,000	20,000,000
Bank of Nova Scotia, Houston (a):
0.23%, 11/26/13	17,000	17,000,000
0.34%, 1/02/14	25,000	25,000,000
0.28%, 8/08/14	11,500	11,500,000
BNP Paribas SA, NY, 0.35%, 3/06/14	19,000	19,000,000
Canadian Imperial Bank of Commerce, NY (a):
0.28%, 1/08/14	12,000	12,000,000
0.27%, 2/04/14	15,000	15,000,000
0.27%, 3/03/14	8,000	8,000,000
0.30%, 4/01/14	33,095	33,095,000
Credit Suisse, NY:
0.26%, 3/18/14	8,000	8,000,000
0.26%, 4/22/14	22,000	22,000,000
Deutsche Bank AG, NY, 0.28%, 2/26/14 (a)	11,000	11,000,000
DNB Bank ASA, NY, 0.24%, 2/14/14	39,000	39,000,000
Mizuho Securities USA, Inc., 0.22%, 1/21/14	20,000	20,000,000
National Bank of Canada, NY, 0.30%, 1/09/14 (a)	6,000	6,000,000
Natixis, NY:
0.24%, 11/01/13	18,000	18,000,000
0.30%, 11/07/13 (c)	18,000	17,998,469
Nordea Bank Finland PLC, NY, 0.25%, 2/03/14	20,000	20,000,000
Norinchukin Bank, NY, 0.10%, 11/06/13	33,000	33,000,000
Rabobank Nederland NV, NY:
0.40%, 1/08/14	16,000	16,000,000
0.29%, 9/16/14 (a)	20,000	20,000,000
Royal Bank of Canada, NY, 0.23%, 1/15/14 (a)	9,000	9,000,000
Skandinaviska Enskilda Banken New, 0.27%, 4/10/14	15,000	15,000,000
Societe Generale, NY, 0.34%, 11/19/13 (c)	9,000	9,000,000
Sumitomo Mitsui Banking Corp., NY:
0.24%, 11/18/13	15,000	15,000,000
0.23%, 12/05/13	20,000	20,000,000
0.22%, 12/09/13	10,000	10,000,000
0.22%, 1/24/14	31,000	31,000,000
0.22%, 3/10/14 (a)	25,000	25,000,000
Svenska Handelsbanken, NY, 0.25%, 1/17/14	17,000	17,000,184
Toronto-Dominion Bank, NY:
0.11%, 11/01/13	13,000	13,000,000
0.15%, 11/27/13 (a)	20,000	20,000,000
0.26%, 1/06/14	20,000	20,000,000
0.17%, 2/19/14 (a)	9,000	9,000,000
0.24%, 7/24/14 (a)	9,000	9,000,000
UBS AG, Stamford, 0.29%, 12/30/13 (c)	17,000	17,000,000
Westpac Banking Corp., NY (a):
0.25%, 8/28/14	18,000	18,000,000

Certificates of Deposit	Par (000)	Value
Yankee (concluded)
0.24%, 10/08/14	$20,000	$20,000,000

		678,593,653
Total Certificates of Deposit — 42.4%		726,593,653

Commercial Paper
Aspen Funding Corp., 0.23%, 12/02/13 (d)	10,000	9,997,956
BNP Paribas Finance, Inc., 0.34%, 3/13/14 (d)	20,000	19,974,878
Cancara Asset Securitisation LLC (d):
0.20%, 12/03/13	48,500	48,491,108
0.21%, 12/05/13	20,000	19,995,917
Charta LLC (d):
0.16%, 11/04/13	25,000	24,999,555
0.18%, 11/18/13	10,000	9,999,100
0.26%, 11/20/13	39,000	38,994,367
0.27%, 12/23/13 (a)	15,000	14,994,037
Ciesco LLC, 0.16%, 11/04/13 (d)	11,000	10,999,804
Collateralized Commercial Paper Co. LLC (d):
0.30%, 1/30/14	18,000	17,986,350
0.30%, 3/11/14	15,000	14,983,625
0.30%, 5/07/14	33,900	33,846,890
DNB Bank ASA, NY (d):
0.26%, 1/27/14	18,000	17,988,560
0.26%, 2/06/14	8,000	7,994,447
General Electric Capital Corp. (d):
0.21%, 2/10/14	5,000	4,997,025
0.19%, 2/24/14	13,500	13,491,735
ING (US) Funding LLC (d):
0.25%, 11/13/13	15,000	14,998,646
0.23%, 12/12/13	6,000	5,998,390
0.29%, 2/07/14	18,000	17,985,645
0.28%, 3/12/14	12,500	12,487,167
Kells Funding LLC, 0.21%, 7/07/14 (a)	20,000	20,000,000
Liberty Street Funding LLC, 0.18%, 1/21/14 (d)	15,000	14,993,850
Matchpoint Master Trust, 0.21%, 12/17/13 (d)	25,000	24,993,146
Natixis U.S. Finance Co. LLC, 0.12%, 11/07/13 (d)	15,000	14,999,650
Rabobank USA Financial Corp., 0.29%, 5/08/14 (d)	9,000	8,986,297
Thunder Bay Funding LLC, 0.24%, 11/21/13 (d)	12,000	11,998,320
Westpac Banking Corp., NY, 0.27%, 7/09/14	11,530	11,530,000
Total Commercial Paper — 27.3%		468,706,465

Municipal Bonds (c)
California Housing Finance Agency, RB, VRDN, Series A, AMT (Freddie Mac LOC, Fannie Mae LOC), 0.09%, 11/07/13	6,200	6,200,000
California Housing Finance Agency, RB, VRDN, Series B, AMT (Freddie Mac LOC, Fannie Mae LOC), 0.07%, 11/07/13	10,980	10,980,000
County of Jackson West Virginia, RB, VRDN, Armstrong World Industries, Inc. Project (Bank of Nova Scotia LOC), 0.09%, 11/07/13	17,500	17,500,000

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AMT	Alternative Minimum Tax (subject to)	RB	Revenue Bonds
	HRB	HRB Housing Revenue Bonds	SBPA	Stand-by Bond Purchase Agreements
	LOC	Letter of Credit	VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

6	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds (c)	Par (000)	Value
Eclipse Funding Trust, Refunding RB, VRDN (US Bank NA LOC, US Bank NA SBPA), 0.08%, 11/07/13 (e)	$6,300	$6,300,000
Indiana Finance Authority, Refunding RB, VRDN, Sisters of St. Francis, Series B (JPMorgan Chase Bank LOC), 0.09%, 11/07/13	5,400	5,400,000
Los Angeles Community Redevelopment Agency California, RB, VRDN, Hollywood & Vine Apartments, Series A (Fannie Mae Liquidity Guarantor), 0.08%, 11/07/13	9,000	9,000,000
New Jersey Transportation Trust Fund Authority, RB, VRDN, Transportation System, Series C (Wells Fargo & Co. LOC), 0.07%, 11/07/13	8,000	8,000,000
New York City Housing Development Corp., HRB, VRDN, 155 West 21st Street Development, Series A (Fannie Mae Liquidity Facility), 0.07%, 11/07/13	16,400	16,400,000
New York City Industrial Development Agency, RB, VRDN, USA Waste Services, New York City Project, AMT (JPMorgan Chase Bank LOC), 0.10%, 11/07/13	9,000	9,000,000
New York State Housing Finance Agency, HRB, VRDN, 125 West 31st Street Housing, Series A, AMT (Fannie Mae Liquidity Guarantor), 0.07%, 11/07/13	12,000	12,000,000
New York State Housing Finance Agency, HRB, VRDN, 2180 Broadway Housing, Series A (Wells Fargo Bank NA LOC), 0.07%, 11/07/13	27,000	27,000,000
New York State Housing Finance Agency, HRB, VRDN, 316 11th Avenue Housing, Series A, AMT (Fannie Mae Liquidity Guarantor, Fannie Mae SBPA), 0.07%, 11/07/13	20,000	20,000,000
New York State Housing Finance Agency, HRB, VRDN, East 39th Street Housing, Series A, AMT (Fannie Mae Liquidity Guarantor), 0.07%, 11/07/13	15,000	15,000,000
New York State Housing Finance Agency, Refunding HRB, VRDN, Series L (Bank of America NA LOC), 0.10%, 11/07/13	8,785	8,785,000
Total Municipal Bonds — 10.0%		171,565,000

Time Deposits — 1.4%
ING Bank NV, Amsterdam, 0.13%, 11/06/13	25,000	25,000,000

US Government Sponsored Agency Obligations (a)
Fannie Mae Variable Rate Notes, 0.14%, 2/27/15	18,000	17,993,998
Federal Farm Credit Banks, 0.12%, 8/26/14	17,500	17,498,567
Federal Home Loan Bank, 0.11%, 9/05/14	12,000	11,998,971
Total US Government Sponsored Agency Obligations — 2.8%		47,491,536

US Treasury Obligations
US Treasury Notes:
2.00%, 11/30/13	20,500	20,530,526
1.50%, 12/31/13	14,000	14,031,597
1.00%, 1/15/14	16,000	16,028,968
1.25%, 2/15/14	24,000	24,075,526
US Treasury Obligations	Par (000)	Value
0.25%, 4/30/14	$38,775	$38,792,822
0.75%, 6/15/14	10,000	10,035,015
2.38%, 8/31/14	19,000	19,358,306
2.38%, 10/31/14	17,400	17,786,722
Total US Treasury Obligations — 9.4%		160,639,482

Repurchase Agreements
Deutsche Bank Securities, Inc., 0.12%, 11/01/13 (Purchased on 10/31/13 to be repurchased at $33,339,111, collateralized by a US Treasury Note, 0.00%, due 11/15/40, original par and fair values of $95,581,000 and $34,005,808, respectively)	33,339	33,339,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $34,005,808)		33,339,000
Goldman Sachs & Co., 0.06%, 11/05/13 (Purchased on 10/02/13 to be repurchased at $10,000,500, collateralized by various US Government Sponsored Agency Obligations, 4.50% - 6.50%, due 7/20/38 – 1/10/40, original par and fair values of $36,342,318 and $10,200,001, respectively) (c)	10,000	10,000,000
Total Value of Goldman Sachs & Co. (collateral value of $10,200,001)		10,000,000
Mizuho Securities USA, Inc., 0.11%, 11/01/13 (Purchased on 10/31/13 to be repurchased at $58,000,177, collateralized by a US Treasury Obligation, 0.25% due 7/15/15, original par and fair values of $59,135,200 and $59,160,078, respectively)	58,000	58,000,000
Mizuho Securities USA, Inc., 1.14%, 12/2/13 (Purchased on 8/26/13 to be repurchased at $19,040,312, collateralized by various US Government Sponsored Agency Obligations, a US Treasury Obligation and various Corporate/Debt Obligations, 0.38% - 6.33%, due 6/15/15 – 5/25/42, original par and fair values of $123,525,991 and $21,334,748, respectively) (c)	19,000	19,000,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $80,494,826)		77,000,000
Wells Fargo Securities LLC, 0.47%, 1/07/14 (Purchased on 10/01/13 to be repurchased at $13,005,261 collateralized by various US Government Sponsored Agency Obligations and various Corporate/Debt Obligations, 1.17% - 6.00%, due 6/1/21 – 1/25/46, original par and fair values of $118,950,584 and $14,283,945, respectively)	13,000	13,000,000
Total Value of Wells Fargo Securities LLC (collateral value of $14,283,945)		13,000,000
Total Repurchase Agreements — 7.8%		133,339,000
Total Investments (Cost — $1,561,770,136*) — 101.1%		1,733,335,136
Other Assets Less Liabilities — (1.1)%		(19,367,435)

Net Assets — 100.0%		$1,713,967,701

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013	7

Schedule of Investments (concluded)

Notes to Schedule of Investments

*	Cost for federal tax income purposes.

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer is a US branch of a foreign domiciled bank.

(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(d)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$1,733,335,136	—	$1,733,335,136

[1]	See above Schedule of Investments for values in each security type.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes. As of October 31, 2013, bank overdraft of $(7,266) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended October 31, 2013.

See Notes to Financial Statements.

8	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013

Statement of Assets and Liabilities

October 31, 2013 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $1,733,335,136)	$1,733,335,136
Interest receivable	775,200
Capital shares sold receivable	12,951
Prepaid expenses	120,152

Total assets	1,734,243,439

Liabilities
Bank overdraft	7,266
Capital shares redeemed payable	19,555,747
Investment advisory fees payable	278,240
Officer’s and Trustees’ fees payable	9,331
Other affiliates payable	1,634
Other accrued expenses payable	423,520

Total liabilities	20,275,738

Net Assets	$1,713,967,701

Net Assets Consist of
Paid-in capital	$1,713,906,180
Undistributed net investment income	873
Accumulated net realized gain	60,648

Net Assets	$1,713,967,701

Net Asset Value
Class I — Based on net assets of $1,677,909,941 and 1,677,849,709 shares outstanding, unlimited shares authorized, $0.10 par value	$1.00

Class II — Based on net assets of $36,057,760 and 36,056,471 shares outstanding, unlimited shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013	9

Statement of Operations

Six Months Ended October 31, 2013 (Unaudited)

Investment Income
Interest	$2,068,971

Expenses
Investment advisory	4,262,094
Distribution — Class II	36,973
Transfer agent — Class I	1,185,875
Transfer agent — Class II	30,287
Registration	96,699
Accounting services	64,139
Professional	36,194
Custodian	32,391
Officer and Trustees	34,518
Miscellaneous	27,415

Total expenses	5,806,585
Less fees waived by Manager	(2,484,564)
Less distribution fees waived — Class II	(36,973)
Transfer agent fees reimbursed — Class I	(1,185,875)
Transfer agent fees reimbursed — Class II	(30,287)
Less fees paid indirectly	(233)

Total expenses after fees waived and/or reimbursed and paid indirectly	2,068,653

Net investment income	318

Realized Gain
Net realized gain from investments	26,060

Net Increase in Net Assets Resulting from Operations	$26,378

See Notes to Financial Statements.

10	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013

Operations
Net investment income	$318	$705
Net realized gain	26,060	68,441

Net increase in net assets resulting from operations	26,378	69,146

Dividends and Distributions to Shareholders From
Net investment income:
Class I	(318)	(690)[1]
Class II	(7)	(15)[1]
Net realized gain:
Class I	—	(61,693)[1]
Class II	—	(1,307)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(325)	(63,705)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(71,177,895)	(395,825,553)

Net Assets
Total decrease in net assets	(71,151,842)	(395,820,112)
Beginning of period	1,785,119,543	2,180,939,655

End of period	$1,713,967,701	$1,785,119,543

Undistributed net investment income, end of period	$873	$880

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013	11

Financial Highlights

	Class I
	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,				Period November 1, 2008 to April 30, 2009		Year Ended October 31, 2008
			2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0007	0.0061		0.0317
Net realized gain	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0002	0.0000 [1]	0.0000	[1]	0.0000 [1]

Net increase from investment operations	0.0000		0.0000	0.0000	0.0002	0.0007	0.0061		0.0317

Dividends and distributions from:
Net investment income	(0.0000)[2]		(0.0000)[2,3]	(0.0000)[2,3]	(0.0000)[2,3]	(0.0007)[3]	(0.0061)[3]		(0.0317)[3]
Net realized gain	—		(0.0000)[2,3]	(0.0000)[2,3]	(0.0002)[3]	(0.0000)[2,3]	—		(0.0000)[2,3]

Total dividends and distributions	(0.0000)		(0.0000)	(0.0000)	(0.0002)	(0.0007)	(0.0061)		(0.0317)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.00%	0.00%	0.02%	0.07%	0.61%	[5]	3.22%

Ratios to Average Net Assets
Total expenses	0.65%	[6]	0.63%	0.68%	0.59%	0.56%	0.54%	[6]	0.51%

Total expenses after fees waived and/or reimbursed	0.23%	[6]	0.29%	0.26%	0.40%	0.41%	0.54%	[6]	0.51%

Net investment income	0.00%	[6]	0.00%	0.00%	0.00%	0.08%	1.22%	[6]	3.09%

Supplemental Data
Net assets, end of period (000)	$1,677,910		$1,747,331	$2,137,787	$2,938,254	$3,508,192	$5,852,370		$6,030,809

[1]	Amount is less than $0.00005 per share.

[2]	Amount is greater than $(0.00005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized

See Notes to Financial Statements.

12	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013

Financial Highlights (concluded)

	Class II
	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,				Period November 1, 2008 to April 30, 2009		Year Ended October 31, 2008
			2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0006	0.0059		0.0313
Net realized gain	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0002	0.0000 [1]	0.0000	[1]	0.0000 [1]

Net increase from investment operations	0.0000		0.0000	0.0000	0.0002	0.0006	0.0059		0.0313

Dividends and distributions from:
Net investment income	(0.0000)[2]		(0.0000)[2,3]	(0.0000)[2,3]	(0.0000)[2,3]	(0.0006)[3]	(0.0059)[3]		(0.0313)[3]
Net realized gain	—		(0.0000)[2,3]	(0.0000)[2,3]	(0.0002)[3]	(0.0000)[2,3]	—		(0.0000)[2,3]

Total dividends and distributions	(0.0000)		(0.0000)	(0.0000)	(0.0002)	(0.0006)	(0.0059)		(0.0313)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.00%	0.00%	0.02%	0.06%	0.59%	[5]	3.17%

Ratios to Average Net Assets
Total expenses	0.87%	[6]	0.87%	0.84%	0.80%	0.79%	0.78%	[6]	0.75%

Total expenses after fees waived and/or reimbursed	0.23%	[6]	0.29%	0.26%	0.40%	0.41%	0.58%	[6]	0.55%

Net investment income	0.00%	[6]	0.00%	0.00%	0.00%	0.06%	1.21%	[6]	3.12%

Supplemental Data
Net assets, end of period (000)	$36,058		$37,788	$43,152	$62,852	$79,458	$110,743		$124,888

[1]	Amount is less than $0.00005 per share.

[2]	Amount is greater than $(0.00005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013	13

Notes to Financial Statements (Unaudited)

1. Organization:

Retirement Reserves Money Fund (the “Fund”) is a series of Retirement Series Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company, which is comprised of a series of separate portfolios offering separate classes of shares to participants in the retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of Bank of America Corporation, acts as passive custodian. The Trust is organized as a Massachusetts business trust. At the present time, the Fund is the only series offered. The Fund is classified as diversified. The Fund offers multiple classes of shares. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective class are entitled to vote on matters concerning only that class, and Class II Shares bear certain expenses related to the distribution of such shares and shall have exclusive voting rights with respect to matters relating to distribution expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and reinvested daily. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended April 30, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s

14	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013

Notes to Financial Statements (continued)

custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (MRA) permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450%
$2 Billion — $3 Billion	0.400%
$3 Billion — $4 Billion	0.375%
$4 Billion — $7 Billion	0.350%
$7 Billion — $10 Billion	0.325%
$10 Billion — $15 Billion	0.300%
Greater than $15 Billion	0.290%

For the period ended October 31, 2013, the Fund reimbursed the Manager $14,994 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.20% based upon the average daily net assets of the Fund’s Class II Shares.

In addition, BRIL has contractually agreed to waive the 0.20% distribution fee for Class II Shares until September 1, 2014. These amounts are shown as distribution fees waived in the Statement of Operations. The Manager voluntarily agreed to waive management fees and/or reimburse operating expenses to enable the Fund to maintain a minimum level of daily net investment income. These amounts are reported in the Statement of Operations as fees waived by advisor and distribution fees waived. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statement of Operations.

5. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

6. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013	15

Notes to Financial Statements (concluded)

Transactions in capital shares for each class were as follows:

	Six Months Ended October 31, 2013	Year Ended April 30, 2013
Class I Shares
Shares sold	2,273,487,855	4,642,758,340
Shares issued in reinvestment of dividends and distributions	53	61,745
Shares redeemed	(2,342,934,895)	(5,033,280,652)

Net decrease	(69,446,987)	(390,460,567)

Class II Shares
Shares sold	21,970,386	46,482,543
Shares issued in reinvestment of dividends and distributions	—	1,305
Shares redeemed	(23,701,294	(51,848,834)

Net decrease	(1,730,908)	(5,364,986)

Total Net Decrease	(71,177,895)	(395,825,553)

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Retirement Series Trust (the “Trust”) met in person on April 11, 2013 (the “April Meeting”) and May 20-22, 2013 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor, with respect to Retirement Reserves Money Fund, a series of the Trust (the “Fund”).

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013	17

Disclosure of Investment Advisory Agreement (continued)

management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust with respect to the Fund for a one-year term ending June 30, 2014. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a

18	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreement (continued)

narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the third, second and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board also noted that the Fund performed within the one basis point threshold of its Lipper Performance Universe peer median for the one-year period. The Board reviewed the Fund’s performance within the context of the low yield environment that has existed over the past few years.

The quartile standing of the Fund in its Lipper peer group takes into account the Fund’s current yield only. The Board believes that the true performance of a money market fund can only be understood in its multi-dimensional context, accounting for not only current yield but also risk. While the Board reviews the Fund’s current yield performance, it also examines the liquidity, duration, and credit quality of the Fund’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one, three and five year periods given BlackRock’s emphasis on preserving capital and on balancing the quest for current yield against various measures of risk.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile relative to the Fund’s Expense Peers. The Board reviewed the Fund’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that, to enable the Fund to maintain minimum levels of daily net investment income, BlackRock and the Fund’s distributor have voluntarily agreed to reduce the Fund’s expenses as necessary. These waivers and reimbursements may be discontinued at any time without notice.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013	19

Disclosure of Investment Advisory Agreement (concluded)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust with respect to the Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

20	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, President and Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Transfer Agent

Financial Data Services, Inc.

Jacksonville, FL 32246

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013	21

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website (http://www.blackrock.com/moneymarketreports) or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

22	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2013	23

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Total return information assumes reinvestment of all distributions. Past performance results shown in this report should not be considered a representation of future performance. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

RETRES-10/13-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Retirement Reserves Money Fund of Retirement Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Retirement Reserves Money Fund of Retirement Series Trust

Date: January 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Retirement Reserves Money Fund of Retirement Series Trust

Date: January 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Retirement Reserves Money Fund of Retirement Series Trust

Date: January 2, 2014

3